Exhibit 10.138
                                 --------------

                                       AB


                      Commodore Applied Technologies, Inc.
                        150 East 58th Street, Suite 3238
                            New York, New York 10155
                Telephone (212)-308-5800 Facsimile (212)-753-0731
--------------------------------------------------------------------------------






                          WARRANT TO PURCHASE SHARES OF
              COMMON STOCK OF COMMODORE APPLIED TECHNOLOGIES, INC.


                                                                      02/15/2004
                                                                    New York, NY


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED

                       VOID AFTER 5:00 P.M., NEW YORK TIME
                                   ON 4/16/06

         THIS CERTIFIES THAT for value received, Jon Paul Hannesson, or its registered permitted assigns (hereinafter collectively referred to as the "Holder"), may subscribe for and purchase, subject to the terms and conditions hereof, from Commodore Applied Technologies, Inc., a Delaware corporation (the "Company"), 75,000 shares of Common Stock of the Company, par value $0.001 per share (the "Common Stock"), at any time during the period (the "Exercise Period") commencing at 9:00 a.m. EST on 4/16/01 (the "Commencement Date") and ending at 5:00 p.m. EST, on 4/16/06, a date which is five (5) years from the Commencement Date (the "Expiration Date"), at an exercise price per share (the "Exercise Price") which shall be equal to ($0.0285) per share. The number of shares of Common Stock issuable upon exercise of its Warrant (the "Warrant Shares"), the Exercise Price, and the kind of securities issuable upon exercise of this Warrant, shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below.

         Certain Definitions. As used herein:
         --------------------

         (a) the term `Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of this Warrant, as adjusted from time to time,

         1. Exercise Price and Expiration.

         (d) (a) This Warrant may be exercised in whole or in part on any Business Day (as such term is hereinafter defined) at any time during the Exercise Period upon surrender to the Company, at its address for notices set forth in Section 7 of this Warrant (or at such other office of the Company, if

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

any, or such other office of the Company's duly authorized agent for such purpose, as may be maintained by the Company for such purpose and so designated by the Company by written notice to the Holder prior to such exercise), together with the following: (i) a duly completed and executed Notice of Warrant Exercise in the form annexed hereto, and (ii) Payment of the purchase price of any shares of Common Stock, in respect of which the Warrant shall be exercised, shall be made by the Warrant Holder or such person or persons at the place specified by the Company on the date the Notice is received by the Company (i) by delivering to the Company a certified or bank cashier's check payable to the order of the Company, (ii) if consented to by the Company in writing, by delivering to the Company properly endorsed certificates of shares of Common Stock (or certificates accompanied by an appropriate stock power) with signature guaranties by a bank or trust company, (iii) by having withheld from the total number of shares of Common Stock to be acquired upon the exercise of this Warrant a specified number of such shares of Common Stock, (iv) by any form of "cashless" exercise or (v) by any combination of the foregoing. For purposes of the immediately preceding sentence, an exercise effected by the tender of the Common Stock (or deemed to be effected by the tender of Common Stock) may be consummated only with Common Stock held by the Warrant Holder for six (6) months.

         (e) This Warrant and all rights and options hereunder shall expire on, and shall be immediately wholly null and void to the extent the Warrant is not properly exercised prior to the Expiration Date. As used in this Warrant the term "Business Day" shall mean the time period between 9:00 a.m. EST and 5:00 p.m. EST on any day other than any Saturday, Sunday, or other day on which commercial banks in New York, New York are required or are authorized by law to close.

         (f) Upon the Holder's surrender of the Warrant and payment of the Exercise Price as set forth above, the Company shall promptly issue and cause to be delivered to the Holder a certificate or certificates for the total number of whole shares of Common Stock for which this Warrant is then so exercised, as the case may be (adjusted to reflect the effect of the anti-dilution provisions contained in Section 2 of this Warrant, if any) in such denominations as are requested for delivery to the Holder, and the Company shall thereupon deliver such certificates to the Holder. The Holder shall be deemed to be the Holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. If, at the time this Warrant is exercised, a registration statement under the Securities Act is not then in effect to register under said Securities Act the Warrant Shares issuable upon exercise of this Warrant (together with any applicable state securities law registrations), the Company may require the Holder to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration, unless the Company receives an opinion of counsel reasonably satisfactory to counsel to the Company to the effect that said securities may be freely traded without registration under the Securities Act.

         (g) If the Holder shall exercise this Warrant with respect to less than all of the Warrant Shares that may then be purchased under this Warrant, having taken into account any prior exercise of the Warrant, the Company shall promptly execute and deliver to the Holder a new warrant in the form of this Warrant for the balance of such Warrant Shares.

         (h) The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of the Warrant prior to the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Warrant or the transfer of shares thereupon. Such payment shall be made by the Warrant Holder in cash or, with the written consent of the Company, by tendering to the Company shares of Common Stock equal in value to the amount of the required withholding. In the alternative, the Company may, at its option, satisfy such withholding requirements by withholding from the shares of Common Stock to be delivered to the Warrant Holder pursuant to an exercise of the Warrant a number of shares of Common Stock equal in value to the amount of the required withholding.

         2. Certain Anti-dilution Adjustments.
            ----------------------------------

         (a) If the Company shall (i) pay a dividend or make a distribution to Holders of shares of Company Common Stock in the form of additional shares of Common Stock, (ii) subdivide or split or reverse split or consolidate the outstanding shares of Common Stock into a larger or smaller number of shares,
(iii) effect an increase or decrease in the number of shares of Common Stock without consideration, or (iv) effect a re-capitalization which shall reclassify the outstanding shares of Common Stock into one or more classes of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant and the Exercise Price shall be equitably and proportionately adjusted immediately following the occurrence of any such event, and the Holder of record of this Warrant shall be given notice of the same at such Holder's address in the Company's books and records. An adjustment made pursuant to this Section shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split, combination or reclassification; provided, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the exercise price shall be recomputed accordingly as of the close of business on such record date and thereafter such exercise price in effect shall be as adjusted pursuant to this Section as of the time of actual payment of such dividend or distribution.

         (b) Whenever there shall be an adjustment as provided in this Section 2, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

         3. Mergers; Consolidations and Reclassifications.
            ----------------------------------------------

         (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as practicable to the adjustments in Section 2.

         (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right

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

thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 2.

         (c) The above provisions of this Section 3 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

         4. Certain Representations of the Company.
            ---------------------------------------

         Throughout the Exercise Period, the Company has and will continue to have (i) all requisite power and authority to issue this Warrant and the Warrant Shares, and (ii) sufficient authorized and unissued securities of Common Stock to permit exercise of this Warrant.

         5. Certain Covenants of the Company.
            ---------------------------------

         (a) The Company shall take such steps as are necessary to cause the Company to continue to have sufficient authorized and unissued shares of Common Stock reserved in order to permit the exercise of the unexercised and un-expired portion of this Warrant, if any.

         (b) The Company covenants and agrees that all Warrant Shares issued upon the due exercise of this Warrant will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes, liens, charges, and security interests created by the Company with respect to the issuance thereof.

         (c) The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of this Warrant; provided, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue of this Warrant or of any certificates for Warrant Shares in a name other than that of the Holder upon the exercise of this Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax, or shall have established to the satisfaction of the Company that such tax has been paid.

         (d) This Warrant and, when so issued, the shares of Common Stock which may be issued upon exercise of the Warrants, will have been issued pursuant to an available exemption from registration under the Securities Act.

         (e) The Company covenants and agrees that if it fails (i) to register the Warrant Shares as provided in a Registration Rights Agreement between the Holder and the Company, dated of even date herewith, or (ii) to issue the shares of Common Stock upon the proper exercise of the Warrant, then the Holder may immediately commence an action for specific performance.

         6. No Shareholder Rights. No Holder of this Warrant shall, as such, be entitled to vote or be deemed the holder of Common Stock or any other kind of securities of the Company, nor shall anything contained herein be construed to confer upon the Holder the rights of a shareholder of the Company or the right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting shareholders (except as otherwise expressly provided herein), or to receive dividends or subscription rights or otherwise, until the date of Holder's proper exercise of this Warrant as described herein.

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

         7. Notices. Any notice, demand, request, waiver or other communication under this Agreement must be in writing and will be deemed to have been duly given (i) on the date of delivery if delivered by hand to the address of the party specified below (including delivery by courier), or (ii) on the fifth day after deposit in the U.S. Mail if mailed to the party to whom notice is to be given to the address specified below, by first class mail, certified or registered, return receipt requested, First Class postage prepaid:

to the Company:          Commodore Applied Technologies, Inc.
                         150 East 58th Street, Suite 3238
                         New York, New York 10155
                         Attn:  James M. DeAngelis, Chief Financial Officer


the Holder:              Jon Paul Hannesson
                         301 East 64th Street
                         Apartment 14G
                         New York, NY 10021

         Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change will be deemed to have been given until it is actually received by the party sought to be charged with its contents.

         8. General.
            --------

         (a) This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws provisions.

         (b) Section and subsection headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant or constitute a part of this Warrant for any other purpose.

         (c) This Warrant may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument when instruments originally executed by each party shall have been received by the Company.

         (d) This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and assigns.

         IN WITNESS WHEREOF, the Company has duly executed this Warrant on and as of the date first set forth above.



                         COMMODORE APPLIED TECHNOLOGIES, INC.



                         By: _______________________________________________
                             /s/ James M. DeAngelis, Chief Financial Officer

                                     NOTICE
                                       OF
                                WARRANT EXERCISE



TO:  Commodore Applied Technologies, Inc.:

         The undersigned hereby irrevocably elects to exercise the Warrant and to purchase thereunder ______ full shares of Common Stock issuable upon the exercise of such Warrant.

         Please check the applicable method by which the undersigned elects to exercise the Warrant:

         The Exercise Price for this warrant shall be paid by delivery of $___________ in cash as provided for in the Warrant.


         The undersigned requests that certificates for such Warrant Shares be issued in the name of:

              Name: Jon Paul Hannesson

              Address: 301 East 64th Street, Apartment 14G, New York, NY, 10021

              Employer Identification Number. or S.S. No: ###-##-####
                                                          -----------

         If such number of Warrants shall not be all the Warrants evidenced by the Warrant document, the undersigned requests that a new document evidencing the Warrants not so exercised issued and registered in the name of and delivered to:

                        Jon Paul Hannesson
                        ------------------
                        Name

                        301 East 64th Street, Apartment 14G, New York, NY, 10021
                        --------------------------------------------------------
                        Address

                        ###-##-####
                        -----------
                        Employer Identification Number or Social Security No.





Date: ________________              ________________________________________
                                            Signature



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